© 2022 Deluxe Corporation Investor Presentation March 2022

2 Cautionary Statement Statements made in this presentation concerning Deluxe, the company’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions, expectations or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from those stated, which variations could be material and adverse. Factors that could produce such variations include, but are not limited to, the following: potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government restrictions or similar directives on our business or financial condition; the impact that further deterioration or prolonged softness in the economy may have on demand for our products and services; our ability to execute our transformational strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond our control; declining demand for our checks and check-related products and services and business forms; risks that our strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or additional bank failures, thereby, among other things, reducing the number of potential customers and referral sources; risks related to our acquisition and integration of First American Payment Systems; risks that future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that our cost reduction initiatives will be delayed or unsuccessful; risks related to any divestitures; performance shortfalls by one or more of our major suppliers, licensors or service providers; unanticipated delays, costs and expenses in the development and marketing of products and services, including web services and financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to our website operations or information technology systems; risks of unfavorable outcomes and the costs to defend litigation and other disputes; and the impact of governmental laws, regulations or investigations. These statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from current expectations are contained in the company’s Form 10-K for the year ended December 31, 2021 and other filings made with the SEC. Neither the company nor management undertakes any obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances. Any references to non-GAAP financial measures are reconciled to the comparable GAAP financial measures in this presentation.

3 Deluxe Platforms Help Businesses Succeed in 3 Core Areas Personal Check Automated Ordering Systems Easy automated process for check-ordering for customers 1. Pay with Ease 2. Get Paid Faster Data-Driven Marketing Actionable data, analytics and campaign solutions Promotional Solutions Accelerate growth, brand management through integrated platform Banker’s Dashboard Anywhere, anytime access to financial performance for FIs Incorporation Services Incorporation and licensing services and logo design along with other new business set-up services Payables as a Service (Deluxe Payment Exchange - DPX) Send digital payouts and remittance data without friction Security and Protection Fraud-prevention services for digital payments and checks Receivables as a Service Automate payment processing and cash application for all receivables Merchant Services End-to-end omni-channel payment acceptance Lockbox Services Reliable, secure and scalable check processing solutions Payroll and HR services Digital hiring and onboarding and payroll and benefit administration Remote Deposit Capture trusted payments & business technology™ company 3. Grow Profitably

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Scale & Growth in Big Markets: Payments and Data

	OUR SOLUTIONS	WHERE & HOW WE WIN	WHY WE WIN	CURRENT SCALE
1. Pay with Ease	**Payables as a Service (DPX)** Send digital payouts and remittance data without friction	Selling to Enterprises and SMBs directly and through FIs and industry-specific partners.	» Non-disruptive to AP » Payment choice flexibility » Expanding use cases	**$24B** in disbursements
	Payroll and HR Pay employees and streamline HR processes – all in one place	Selling to SMBs directly, through FIs, resellers, acquirers and ISVs	» Trusted partner to SMBs » Next-Gen self-onboarding » Automated HR workflows	**$8.8B** managed payroll funds[1]
2. Get Paid Faster	**Receivables as a Service (RaaS)** Automate payment processing and cash application	Selling to SMBs and Enterprises through FIs	» All-in-one AR cloud solution » Intelligent matching » 360-degree view of all data	**$3.0T** in receivables processed[2]
	Merchant Services End-to-end omni-channel payment acceptance	Selling to SMBs, directly, through FIs, ISV & partners	» Scaled and leading acquirer » Vertical specialty » ISV and bank strength	**$27B** in card processing volume
3. Grow Profitably	**Data-Driven Marketing (DDM)** Acquire, grow, and retain customers with strategic campaigns using sourced data	Selling to FIs and Enterprise Verticals directly	» Full-service, omnichannel, B2B & B2C marketing » Multi-sourced data assets » Specialized campaign strategy + execution	**30+** proprietary insight scores

1 Includes US and Canada
2 Includes processed directly in outsourced model and indirectly through partners using our software

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5 4 Clear Segments: Payments | Cloud | Promo | Checks Diversification, Growth, and Strong, Predictable Cash Flow $436M 2021 Proforma Adjusted EBITDA1 Growth Drivers Focused investments on innovation in Payments and Data Increasing recurring revenue model Scaled distribution model and channels Continued cross-sell opportunities drives strong pipeline 1 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company’s Form 8-K/A filed on August 10, 2021. See Reconciliations for the reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Net Income. Payments, 30% $645M Checks, 33% $703M Cloud, 12% $262M Promo, 25% $546M DLX Diversified Revenue 2021 Proforma ~80% Recurring Payments Revenue (proforma) ~35% Total Business Recurring Revenue (proforma) $2.2B 2021 Proforma Revenue1 +3.6% year-over-year

6 4,000 financial institution partners Preferred partner for 180 of the top 200 banks Business partners Vertical-Specific Affiliates and Independent Sales Organizations (ISOs), who market and sell First American by Deluxe solutions Direct-to-business 4M Small-Medium Business customers and more than 200 enterprise customers through an extensive inside and national field sales team of more than 150 reps Marketplaces and platform integrations Embedding solutions into all-digital partner experiences and marketplaces 100+ integrated software providers Integrated payment functionality into various vertical-specific solutions Power of One Deluxe Model: Exceptional Reach Targeting Enterprises and Small Businesses One Deluxe Model = Powerful Cross-Selling Engine Solve customer problems with multiple Deluxe Solutions – not peddling one solution at a time.

7 » 30-year customer - 1 product: Check » Listened to customer needs » Delivered solutions to meet challenges » >4 products sold - from each segment » Multi-year customer - 1 product: Data » Listened to customer needs » Delivered solutions to meet challenges » Largest sale in company history One Deluxe Results & Opportunity » Sales-driven growth in FY 2021 - first time in nearly a decade » Sold 13 of largest 20 deals of the last decade, and largest in company history - during COVID » First American acquisition • Tripled new bank deals within first 180 days • Accelerated growth from historically low single to double digits Opportunity: Repeat with our 4,000 FI, 4 Million SMBs & 100s of global brands

8 Driving Innovation Through Robust Technology Platforms Fast Deployments Integrated APIs to enable speedy implementations and access to infrastructure in minutes Elastic Easily add or remove capabilities as needed Accessible Easily access front and back-end portals anytime, anywhere Secure A collection of tools to protect data and privacy Scalable Access to effectively limitless capability Connected Interfaces Content, user interfaces, collaboration, communication, and identify management into single user experiences Technology Platforms Pay with Ease Get Paid Faster Grow Profitably Strategic, cloud-based platforms support and enable our growth initiatives

9 Successfully Executing Growth Strategy Four Pillars Driving Future Growth Sales Growth Businesses Promotional Solutions Profitability Checks • Unified Go-To-Market sales approach • Cross-sell to new and existing customers • Continue to expand distribution model via sell- through partners • Focus on growing Payments and Data • Continue to innovate new products and services • Continue moving to recurring revenue model • Continue to improve distribution cost model • Continue moving to recurring revenue model • Capture new market share • Executing on investments to optimize the business • Driving strong cash flow to invest in Payments and Cloud • Strong lead generation One Deluxe = trusted payments & business technology™ company

10 Positioned for Long-Term Growth Established Strong Foundation Built sales organization • Unified view of the customer • Leverage existing customers to cross-sell additional products • One Deluxe approach continues to drive new wins What’s Next Continue to scale distribution model • Sell-through partners • Expand into new verticals • Added customer success Scaled and modernized technology • Implemented new infrastructure • Technology supports distribution Drive technology platform scale • Increased efficiencies after ERP • Building API capabilities Product Innovation • Established Innovation & Customer Experience Center • Rolled out new products such as Digital Payments and HR/Payroll • Implemented design thinking Sustained Innovation • Payments and Data focused initiatives • New products and features

11 Appendix

Payments

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Payments Growth Fueled by Innovation

» Fastest Growing Segment in Strong Secular Growth Industry
Enabling Businesses of all Sizes to Pay, Get Paid, and Grow Profitably

2021 Proforma Revenue[1]	$645M
2021 % Proforma Company Revenue	30%
2021 Adjusted EBITDA Margin	21%
Expected LT Growth	High-single digit

	Our Solutions	Where We Win	Why We Win
Pay with Ease	**Payables as a Service (DPX)** Send digital payouts and remittance data without friction	Seamlessly converting ad-hoc B2B and B2C disbursements from paper to digital	» Non-disruptive to AP » Payment choice flexibility » Expanding use cases
Pay with Ease	**Payroll and HR** Pay employees and streamline HR processes – all in one place	Helping small businesses take back time-starved days with a complete hire-to-retire solution	» Trusted partner to SMBs » Next-Gen self-onboarding » Automated HR workflows
Get Paid Faster	**Receivables as a Service** Automate payment processing and cash application	Partnering with banks to help businesses optimize liquidity and working capital	» All-in-one AR cloud solution » Intelligent matching » 360-degree view of all data » Scaled lockbox operation
Get Paid Faster	**Merchant Services** End-to-end omni-channel payment acceptance	Powering payments for small and large merchants through diversified distribution	» Scaled and leading acquirer » Vertical specialty » ISV and bank strength

Expecting long-term high-single digit revenue growth

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1 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company's Form 8-K/A filed on August 10, 2021

13 Differentiation: Leading With Technology and Distribution $3.0T receivables transactions1 $27B+ processing volume $25B+ payments disbursed 4,000 financial institution partners » Unrivaled scale » End-to-end automation » Digital and paper receivables Platform Scale Distribution Scale » Top 10 non-bank acquirer » 160,000 merchants » Omnichannel capabilities » 3 million suppliers and consumers paid » 5 million employees paid » 180 of the top 200 banks » One-to-many distribution » Natural product cross-selling » Additional partners and verticals » Internal sales force 1 Includes processed directly in outsourced model and indirectly through partners using our software Payments

14 Strong Market Position Winning Against Point Solutions Providers Deluxe Payments Optimizing how businesses pay, get paid, and grow profitably Payables as a Service (DPX) Payroll and HR Receivables as a Service Merchant Services Lockbox Services A partner-first strategy with Financial Institutions unlike other Fintechs Strong market momentum with expansion into adjacent areas and new use cases A compelling product portfolio showing a clear end vision for customers Our Competitors Selected Key Competitors – Not Exhaustive Payments

Payments

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Market: Underpenetrated and Massive Opportunity

Pay with Ease

Payables as a Service

Convert paper to digital payouts and evolve to integrated payables for

$25T

B2B payments volume addressable market

$11T

B2C payments volume addressable market

Payroll and HR

Pay employees and streamline HR processes is a

$9B

addressable market

Get Paid Faster

Receivables as a Service

Automating payment processing and cash application for all receivables is a

$5-10B

addressable market

Merchant Services

End-to-end omni-channel payment acceptance is a

$19B+

addressable market

Sources: Billtrust, Blackline, Blueweave, Versaypay, YayPay and Sidetrade for Receivables. PaymentsJournal Paper Checks Jul 2019, Aite B2C Disbursements Feb 2019, Mastercard, Deloitte B2B for Payables. Credit Suisse Payments 2021 for Merchant Services

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16 Transforming Into a Scaled Payments Company TRANSACTION HIGHLIGHTS The largest acquisition in Deluxe’s 100+ year history All Cash Transaction Expected to double Deluxe’s Payments business Scaled payment processor that provides partners and merchants with a full suite of payment solutions: In-store Online Mobile 2x Driving meaningful revenue synergies to help Payments’ revenue equal Checks by end of 2022 Management Talent with Extensive Payments Experience Recurring Revenue & Platform for Future M&A End-to-End Payments Technology Platform & Proprietary Back- End Processing Cross-Sell Opportunities through Diversified Distribution Channels (Integrated Payments, Partner, Direct) Expansion into Attractive High-Growth Adjacent Markets FAPS was selected out of 60+ potential acquisition targets analyzed $959M ACQUISITION RATIONALE Payments

17 2019 Deluxe Pro Forma 2021 Deluxe including First American22019 Deluxe Pro Forma 2021 Deluxe including First American2 Payments Becoming a Larger Portion of Revenue and Adjusted EBITDA Payments revenue expected to equal Checks by the end of 2022 Revenue Total Segment Adjusted EBITDA1 Payments is ~30% of DLX Pro Forma 2021 Revenue Payments is ~22% of DLX Pro Forma 2021 Total Segment Adjusted EBITDA 1 Segment information calculated utilizing the methodology outlined in the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 where the reconciliation of Total Segment Adjusted EBITDA to Income before income taxes is also provided 2 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company’s Form 8-K/A filed on August 10, 2021. See Reconciliations for reconciliation of Total Segment Pro Forma Adjusted EBITDA to Pro Forma Income Before Income Taxes 30% 12% 25% 33% 13% 16% 32% 39% Payments Cloud Promotional Checks 22% 11% 14% 53% 11% 12% 16%61% Payments

18 Cloud Solutions: Data-Driven Growth » Moderate Growth Segment to Grow Enterprises and Start / Manage SMBs Our Solutions SaaS Solutions DIY and DIFM models. Incorporation, logo, web design services, etc. Web Hosting Online presence supporting commerce Where We Win SMBs and FIs Increasing need for digital tools and support to effectively set up and manage business operations SMBs, Web developers and Internet Providers Significant interest in public cloud coupled with desire for complementary digital customer engagement solutions Why We Win • Easy to use • Easy to find on-line • Competitively priced • Potential product bundling • Bundled by resellers • Low-cost acquisition Data Analytics Full-service, omni-channel, B2B & B2C marketing FIs and Enterprises Shifting to highly targeted campaigns & digital integration for customer acquisition. Improving through new data sources. • Sophisticated AI tools • Proprietary Data; custom solutions • Pay-for-Performance and/or Pay-For-Service Expecting long-term mid- to high single-digit revenue growth largely driven by Data 2021 Revenue $262M 2021 % Proforma Company Revenue1 12% 2021 Adjusted EBITDA Margin 27% Expected LT Growth Mid-to high- single digit 1 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company’s Form 8-K/A filed on August 10, 2021 Cloud Solutions

19 Promotional Solutions: Tech-Driven Platform » Modest growth segment helping businesses manage their brand and physical corporate-branded merchandise Our Solutions Manufacturing Traditional Business Essentials • Branded forms • Branded direct mailing pieces • Branded physical products Market Growth Why We Win Platform to Manage a Business’s Physical Brand Impression • Customized • Ease of access • Reporting insights • Self-service platform • Omni-channel distribution • Well-curated selection • Rapid innovation Turn-Key Business-Branded Product/Inventory Management • Managed Service • Branded merchandising • Recurring revenue streams Support Rapidly Changing Market Demands • Rapid prototyping • Deep sources of supply • Meet unique needs • Ease of access • Reporting insights Where We Win Easy and Fast Cross-Sell to Existing Customers 2021 Revenue $546M 2021 % Proforma Company Revenue1 25% 2021 Adjusted EBITDA Margin 16% Expected LT Growth Low-single digit 1 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company’s Form 8-K/A filed on August 10, 2021 Promo • SMBs • Enterprises • Global Brands • Flat • Continue to increase scale

20 Checks: Trusted, Long-Term Relationships Drive Cross-Sells » Rich Cash-Generating Segment Funding Deluxe’s Overall Growth Strong cash flow organically funds growth AND generates healthy return of capital to shareholders Lead generation source for cost-effective cross-selling other DLX solutions to existing customers No Substitutes for B2B Use Cases – Billions Written Annually – Continue for Many Years Foundation for Strong, Predictable Cash Generation Where We Win Why We Win Growing market share among FIs and other resellers of all sizes • Superior Product – appropriate continued investment; design and customization options • Superior Service – dedicated customer/account teams Solutions 2021 Revenue $703M 2021 % Proforma Company Revenue1 33% 2021 Adjusted EBITDA Margin 46% Expected LT Decline Mid- single digit • Superior Quality – minimal COVID-19 downtime/lost production • Trust – 106-year history • Balance Sheet – DLX is financially sound, driving material competitive advantage 1 Assumes the acquisition occurred on January 1, 2020, and calculated utilizing the methodology described in the Company’s Form 8-K/A filed on August 10, 2021 Checks

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Deluxe Competitive Landscape

Payments

- Fiserv, FIS, Global Payments
- Paychex, ADP, Paycor, Gusto, Intuit, OnPay, Paylocity
- Bill.com, AvidExchange, Mineral Tree, Biller Genie, PaySimple
- Square, PayPal, Zelle, Transcard
- High Radius, Emagia, VersaPay, Rimilia, Exela Technologies, Esker

Cloud

- LegalZoom, BizFilings, IncNow
- Cimpress/VistaPrint, DesignMantic, Tailor Brands, Logoworks, Logobee, 99designs, DesignCrowd
- MailChimp, Aweber, Sendgrid, GoDaddy, iContact
- 1+1, Go Daddy, Web.com, Endurance, BlueHost, Wix, Weebly
- Gannett/ ReachLocal, HubSpot, Boostability, Web.com
- Haberfeld, Epsilon, Acxiom, Merkle, Harte Hanks, Palantir, Infogroup, LiveRamp
- SNL Banker

Promotional Products

- Web to Print and Local Printers
- Ennis, RR Donnelley, Quad Graphics, Taylor Corp, Costco, Sam’s Club, Uline, Webb Mason, Broadridge, FMG Suite, Proforma, InnerWorkings, American Solutions for Business
- Staples, Office Depot, FedEx
- 4imprint, HALO, VistaPrint, BDA, Cimpress,
- Amazon

Checks

- Harland Clarke, Main Street
- Bradford Exchange, Current, Carousel, WalMart, Costco, Intuit, Cimpress, Ennis, Finastra

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22 Investor Contact Tom Morabito Vice President, Investor Relations tom.morabito@deluxe.com

23 Reconciliations

24 Consolidated Condensed Statements of Income in millions, except per share amounts (Unaudited)

25 Segment Information in millions (Unaudited) The segment information reported here was calculated utilizing the methodology outlined in the Notes to Consolidated Financial Statements included in the company's Annual Report on Form 10-K for the year ended December 31, 2021.

26 Reconciliation of GAAP to Non-GAAP Measures EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin in millions (Unaudited)

27 Reconciliation of GAAP to Non-GAAP Measures Adjusted Diluted EPS dollars and shares in millions, except per share amounts (Unaudited)

28 Reconciliation of GAAP to Non-GAAP Measures Pro Forma Adjusted EBITDA In millions (Unaudited)